Exhibit 10.3

***Text Omitted and Filed Separately

with the Securities and Exchange Commission

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 240.24b-2

SECOND AMENDMENT TO LEASE

THIS SECOND AMENDMENT TO LEASE (this “Second Amendment”) is made as of September 7, 2012, by and between ARE-JOHN HOPKINS COURT, LLC, a Delaware limited liability company (“Landlord”), and VERENIUM CORPORATION, a Delaware corporation (“Tenant”).

RECITALS

A. Landlord and Tenant are parties to that certain Lease Agreement dated as of June 24, 2011, as amended by that certain First Amendment to Lease dated as of August 6, 2012 (as so amended, the “Lease”). Pursuant to the Lease, Tenant leases certain premises consisting of approximately 59,199 rentable square feet (“Premises”) in a building located at 3550 John Hopkins Court, San Diego, California. The Premises are more particularly described in the Lease. Capitalized terms used herein without definition shall have the meanings defined for such terms in the Lease.

B. Landlord and Tenant desire, subject to the terms and conditions set forth below, to amend the Lease to, among other things, replace Exhibit H to the Lease.

NOW, THEREFORE, in consideration of the foregoing Recitals, which are incorporated herein by this reference, the mutual promises and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

1.	Funded Equipment. Exhibit H to the Lease is hereby deleted in its entirety and replaced with Exhibit A to this Second Amendment.

2.	Brokers. Landlord and Tenant each represents and warrants that it has not dealt with any broker, agent or other person (collectively, “Broker”) in connection with the transaction reflected in this Second Amendment and that no Broker brought about this transaction. Landlord and Tenant each hereby agree to indemnify and hold the other harmless from and against any claims by any Broker claiming a commission or other form of compensation by virtue of having dealt with Tenant or Landlord, as applicable, with regard to this leasing transaction.

3.	Miscellaneous.

a. This Second Amendment is the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous oral and written agreements and discussions. This Second Amendment may be amended only by an agreement in writing, signed by the parties hereto.

b. This Second Amendment is binding upon and shall inure to the benefit of the parties hereto, their respective agents, employees, representatives, officers, directors, divisions, subsidiaries, affiliates, assigns, heirs, successors in interest and shareholders.

c. This Second Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon provided such signature page is attached to any other counterpart identical thereto except having additional signature pages executed by other parties to this Second Amendment attached thereto.

Second Amendment to Lease	3550 John Hopkins Court / Verenium

d. Neither this Second Amendment nor a memorandum of this second amendment shall be filed by or on behalf of Tenant in any public record. The foregoing is not intended to prohibit Tenant from filing this Second Amendment to the extent that Tenant is required to do so pursuant to applicable SEC requirements.

e. Except as amended and/or modified by this Second Amendment, the Lease is hereby ratified and confirmed and all other terms of the Lease shall remain in full force and effect, unaltered and unchanged by this Second Amendment. In the event of any conflict between the provisions of this Second Amendment and the provisions of the Lease, the provisions of this Second Amendment shall prevail. Whether or not specifically amended by this Second Amendment, all of the terms and provisions of the Lease are hereby amended to the extent necessary to give effect to the purpose and intent of this Second Amendment.

[Signatures are on the next page.]

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Second Amendment to Lease	3550 John Hopkins Court / Verenium

IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as of the day and year first above written.

LANDLORD:	ARE-JOHN HOPKINS COURT, LLC, a Delaware limited liability company

	By:	ARE-QRS CORP.,
a Maryland corporation,
managing member

		By:	/s/ Gary Dean
		Its:	VP – RE Legal Affairs

TENANT:	VERENIUM CORPORATION,
a Delaware corporation

	By:	/s/ Jeffrey G. Black
	Its:	CFO

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Second Amendment to Lease	3550 John Hopkins Court / Verenium

EXHIBIT A

FUNDED EQUIPMENT

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***Confidential Treatment Requested